The Gabelli Growth Fund

SUMMARY PROSPECTUS April 30, 2025, as amended November 7, 2025

Class AAA (GABGX), A (GGCAX), C (GGCCX), I (GGCIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.gabelli.com/funds/open_ends. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2025, as amended November 7, 2025, and as may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The Fund primarily seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 16 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.35%	1.35%	2.10%	1.10%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$137	$427	$739	$1,623
Class A Shares	$705	$978	$1,272	$2,107
Class C Shares	$313	$658	$1,129	$2,432
Class I Shares	$112	$350	$607	$1,341

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$137	$427	$739	$1,623
Class A Shares	$705	$978	$1,272	$2,107
Class C Shares	$213	$658	$1,129	$2,432
Class I Shares	$112	$350	$607	$1,341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund will primarily invest in common stocks. The Fund may also invest in foreign securities. The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. The Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), invests the Fund’s assets in companies which the portfolio manager believes have above average or expanding market shares, profit margins, and returns on equity. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives in the judgment of the portfolio manager.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. Government, various trade associations and other sources, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of these common stocks will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price. For additional information about selection of investments suitable for the Fund, see page 9 of the prospectus.

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Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek both growth of capital and some income

●	you believe that the market will favor growth over value stocks over the long term

●	you wish to include a growth strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Fund. Foreign securities are subject to currency, information, and political risks. The Fund is also subject to the risk that the portfolio manager’s judgments about the above average growth potential of particular companies’ stocks is incorrect and the perceived value of such stocks is not realized by the market, or their prices decline.

Investing in the Fund involves the following risks:

●	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Funds may invest, which may cause the value of the Funds’ investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

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Convertible Securities and Credit and Interest Rate Risk. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in the interest rates (investment value) and, in addition, fluctuates in relation to the underlying common stock (conversion value). When interest rates decline, the investment value of such securities generally rises. Conversely, when interest rates rise, the investment value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund is subject

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to a greater risk of rising interest rates due to the current period of rising interest rates. There is a possibility that interest rates may continue to rise further in the future, particularly in response to actions of the Federal Reserve to combat the currently high rates of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

●	Interest Rate Risk Generally. Investments in dividend paying securities and other securities with an income component, including preferred stock and securities convertible into or exchangeable for common or preferred stock, involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund is subject to a greater risk of rising interest rates due to the current period of rising interest rates. Recently, the Federal Reserve has been raising interest rates from historically low levels. The Federal Reserve’s aggressive increases to the federal funds rate may present a greater risk than has historically been the case due to the previous prolonged period of low interest rates and the market’s reaction to the Federal Reserve’s initiatives. Furthermore, there is no way of predicting or knowing when, or if, the Federal Reserve may enact cuts to the federal funds rate. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

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Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

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●	Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI GROWTH FUND
(TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
5.11%
2.83%
29.49%
1.83%
34.51%
39.12%
22.48%
-39.04%
45.39%
35.50%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the calendar years shown in the bar chart, the highest return for a quarter was 26.60% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.02)% (quarter ended June 30, 2022).

Average Annual Total Returns (for the years ended December 31, 2024 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Growth Fund Class AAA Shares
Return Before Taxes	35.50%	15.39%	14.62%
Return After Taxes on Distributions	33.63%	14.34%	13.17%
Return After Taxes on Distributions and Sale of Fund Shares	22.40%	12.27%	11.79%
Class A Shares
Return Before Taxes	27.71%	14.04%	13.94%
Class C Shares
Return Before Taxes	33.49%	14.53%	13.76%
Class I Shares
Return Before Taxes	35.84%	15.68%	14.90%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so

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that the taxpayer may deduct the capital losses in full. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Howard F. Ward, CFA, portfolio manager of the Adviser and Chief Investment Officer of Growth Equities for GAMCO Investors, Inc., has served as portfolio manager of the Fund since 1995. Mr. John Belton, CFA, portfolio manager of the Adviser, has served as portfolio manager of the Fund since 2024. Mr. Belton was most recently an Investment Analyst and Partner at Absoluto Partners Global. Prior to joining Absoluto in 2021, Mr. Belton was an Equity Research Analyst at Evercore ISI for six years, culminating as a Vice President, Equity Research. Mr. Belton holds an MBA with Honors in Finance and Economics from Columbia Business School, a BA in Mathematics and Philosophy from Boston College, and is a CFA Charterholder.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $50,000 when purchasing the shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone at 800-GABELLI (800-422-3554), if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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406 multi 2025

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